Long-Term Receivables and Other Assets	3 Months Ended
Mar. 31, 2012
Accounts Receivable and Other and Long-Term Receivables and Other Assets [Abstract]
LONG-TERM RECEIVABLES AND OTHER ASSETS

NOTE 9: — LONG-TERM RECEIVABLES AND OTHER ASSETS

	March 31, 2012	December 31, 2011
Prepayment of land leased from Israel Land Administration (1)	$13,903	$13,959
Restricted bank deposits (2)	—	3,500
Derivative instruments (3)	2,866	2,232
Severance pay fund (4)	2,939	3,159
Long-term security deposit	218	237
Other	46	44

	$19,972	$23,131

(1)	The land is leased for a period of 49 years and is subject to renewal. This amount was prepaid. See Note 2.j.
(2)	Amount represents restricted bank deposits pursuant to an interest rate swap agreement associated with loan agreements in Israel. See Note 10.
(3)	See Note 10.
(4)	Under Israeli law, the Company and its Israeli subsidiaries are required to make severance or pension payments to dismissed employees and to employees terminating employment under certain other circumstances. Deposits are made with a pension fund or other insurance plans to secure pension and severance rights for the employees in Israel. These amounts represent the balance of the deposits in those funds (including profits) that will be used to cover the Company’s severance obligations. See Note 12.b.

The Company’s non-Israeli subsidiaries maintain defined contribution retirement savings plans covering substantially all of their employees. Under the plans, contributions are based on specific percentages of pay and are subject to statutory limits. The subsidiaries’ matching contribution to the plan was approximately $233, and $861 for the three months ended March 31, 2012 and the year ended December 31, 2011, respectively.

	Three months ended March 31,
	2012	2011
Pension, retirement savings and severance expenses	$1,690	$892